[DESCRIPTION]          Amendment No. 1 to Supplemental Executive
                       Retirement Agreement


                       AMENDMENT NO. 1

                               TO

          SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

                       September 24, 1997


Tektronix, Inc.
an Oregon corporation
26600 SW Parkway
PO Box 1000, M/S 63-LAW
Wilsonville, Oregon 97070-1000                          Tektronix

Carl W. Neun
3530 Lakeview Boulevard
Lake Oswego, Oregon 97035                                    Neun



          In order to prevent a loss of Neun's retirement benefit under the Supplemental Executive Retirement Agreement (SERP) between Tektronix and Neun dated March 17, 1993 in the event of termination of employment under certain circumstances involving a change in control of Tektronix, the SERP is amended as follows.

     1.   Consequences of Change in Control

                             * * *

               2.1  Section 2.1 is amended in its entirety
     to provide: "Neun shall be entitled to retirement benefits under this Agreement upon Retirement. Subject to 6.3, "Retirement" means a termination of employment after age 55 and 5 Years of Service."

               2.2  The first clause of section 2.2 is
     amended to provide: "Subject to 6.3, a "Year of Service" means a 12-month period in which an employee is continuously employed by Tektronix or an affiliate as follows:."

                             * * *

               4.1  The first clause of section 4.1 is
     amended to provide: "A benefit shall be paid to the surviving spouse if Neun dies when the following conditions are met, subject to 6.3:."

                             * * *

               6.1  Section 6.1 is amended in its entirety
     to provide: "Subject to 5 and 6.3, Neun shall receive no benefit under this Agreement if a termination of his employment occurs before he meets the conditions for
               Retirement described in 2.1."

                             * * *

               6.3  A new section 6.3 is added as follows:
     "If Neun qualifies for and receives benefits under paragraph (iii) of Section 5 of the letter agreement between Tektronix and Neun regarding change in control dated September 10, 1993, the following shall apply:

                    (a)  For 2.1, "Retirement"
               shall be on attainment of age 55,
               even though not then employed.

                    (b)  For 2.2, if Neun does not
               have at least five completed Years
               of Service, he shall be credited
               with as much additional service as
               needed so that his completed Years
               of Service equal five.

                    (c)  For 4.1(a), Neun need not
               be employed by Tektronix or an
               Affiliate, but must die before
               being eligible for Retirement.

                    (d)  For 4.2(a), the amount
               shall be the amount that would have
               been payable under this Agreement
               as the spouse's survivor annuity if
               Neun had commenced benefits under
               this Agreement at Retirement in the
               form of a 50 percent joint and
               survivor annuity with his spouse
               and then died.

                    (e)  For 4.2(b), the benefit
               shall start with the month
               following the date that Neun would
               have been eligible for Retirement."

                             * * *



     2.   Effective Date

          This amendment shall be effective September 24, 1997.

Tektronix                          Tektronix, Inc.



                                   By  /S/ JEROME J. MEYER
                                   --------------------------------

                                   Executed:  November 17, 1997



Neun
                                       /S/ CARL W. NEUN
                                   --------------------------------
                                   Carl W. Neun

                                   Executed:   October 20, 1997